UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 28, 2007 (October 30, 2007)

FUTURE NOW GROUP INC.
(Exact name of registrant as specified in its charter)

Nevada	333-136069	20-4237445
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

246 Creamer Street, 2nd floor, Brooklyn, New York 11231
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (877) 643-7244

650 - 1500 West Georgia Street, Vancouver, BC V6G 2Z6
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01	Changes in Registrant’s Certifying Accountant.

Effective October 30, 2007, we dismissed De Leon & Company, P.A., Pembroke Pines, Florida (“De Leon”) as our independent accountants. De Leon had previously been engaged as the principal accountant to audit our financial statements. The reason for the dismissal of De Leon is that, following the consummation of the share exchange agreement with Future Now, Inc. (“FNI”) and the shareholders of FNI, which resulted in a change of control of us on October 30, 2007, (i) the former shareholders of FNI now own a majority of the outstanding shares of our common stock and (ii) our primary business has become the business previously conducted by FNI. FNI’s independent registered public accounting firm was the firm of Rosenberg, Rich, Baker and Berman, LLP (“RRBB”). We believed that it was in our best interest to continue to work with RRBB, and we therefore retained RRBB as our new independent registered public accounting firm, effective as of October 30, 2007. The decision to change accountants was approved by our board of directors on October 30, 2007.

De Leon’s audit reports for the years ended June 30, 2007 and 2006 contained no adverse opinion or disclaimer of opinion, nor were they modified as to uncertainty, audit scope, or accounting principles except that the reports stated that they were prepared assuming that we will continue as a going concern, as to which our recurring operating losses raised substantial doubt. In addition, there were no disagreements with De Leon on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of De Leon, would have caused it to make reference to the matter in connection with its reports.

The Company has made the contents of this section available to De Leon and requested them to furnish us with a letter as to whether De Leon believes that the statements contained in this section are incorrect or incomplete. De Leon has informed us that it agrees with the statements applicable to it contained in this section. A copy of the letter from De Leon is attached hereto as Exhibit 16.1.

During our two most recent fiscal years and the subsequent interim period proceeding the engagement of RRBB, we did not consult RRBB regarding either: (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was the subject of a disagreement or event as defined in Item 304(a)(1)(iv) of Regulation S-B.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Description

16.1	Letter from DeLeon & Company, PA.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 28, 2007

FUTURE NOW GROUP INC.

/s/ Jeffrey Eisenberg
Jeffrey Eisenberg Chief Executive Officer, President and Director

EXHIBIT INDEX

Exhibit Number	Description

16.1	Letter from DeLeon & Company, PA.